Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Santander Consumer USA Inc. (the “Company”) and Barclays Capital Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Santander Investment Securities Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Santander Drive Auto Receivables Trust 2020-4 (the “Transaction”).

The information provided to us, including the information set forth in the Initial Statistical Receivable File and Subsequent Statistical Receivable File (each as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 22, 2020, at the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of October 12, 2020, with respect to 79,706 automobile receivables (the “Initial Receivable File”). At the Company’s instruction, we randomly selected 150 automobile receivables (the “Initial Sample Receivables”) from the Initial Receivable File.

Additionally, on October 22, 2020, at the instruction of the Company, we accessed the Company Website and obtained a supplemental data file containing, for each Initial Sample Receivable, the origination date, model year, co-obligor indicator, payment to income ratio and FICO score that are expected to be presented in the Regulation AB - Schedule AL for the Transaction (the “Supplemental Receivable File”). We were instructed by representatives of the Company to append the Initial Receivable File with the information set forth on the Supplemental Receivable File. The Initial Receivable File, as adjusted, is hereinafter referred to as the “Initial Statistical Receivable File.”

Further, representatives of the Company provided us with a computer-generated automobile receivable listing (i) on November 3, 2020 with respect to 26,374 automobile receivables (the “Additional Receivable Listing”) and (ii) November 4, 2020 with respect to an additional 19,797 automobile receivables (the “Subsequent Additional Receivable Listing”). At the Company’s instruction, we randomly selected (i) 35 automobile receivables (the “Additional Selected Receivables”) from the Additional Receivable Listing and (ii) eight automobile receivables (the “Subsequent Additional Selected Receivables”) from the Subsequent Additional Receivable Listing.

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On November 4, 2020, at the instruction of the Company, we accessed the Company Website and obtained a computer-generated data file and related record layout containing data, as represented to us by the Company, as of October 31, 2020, with respect to 76,183 automobile receivables including the 32 of the 35 Additional Selected Receivables and each of the eight Subsequent Additional Selected Receivables (the “Subsequent Receivable File”). The 32 remaining Additional Selected Receivables and the eight Subsequent Additional Selected Receivables are collectively and hereinafter referred to as the “Subsequent Sample Receivables.”

Additionally, on November 5, 2020, at the instruction of the Company, we accessed the Company Website and obtained supplemental data files containing, for each of the (i) automobile receivables set forth on the Subsequent Receivable File, the vehicle identification number, and (ii) Subsequent Sample Receivables, the origination date, model year, co-obligor indicator, payment to income ratio and FICO score that are expected to be presented in the Regulation AB - Schedule AL for the Transaction (collectively, the “Subsequent Supplemental Receivable File”). We were instructed by representatives of the Company to append the Subsequent Receivable File with the information set forth on the Subsequent Supplemental Receivable File. The Subsequent Receivable File, as adjusted, is hereinafter referred to as the “Subsequent Statistical Receivable File.”

The 150 Initial Sample Receivables and 40 Subsequent Sample Receivables are collectively and hereinafter referred to as the “Sample Receivables.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable, and indicated below.

Characteristics

1. Vehicle identification number (“VIN”)	9. Current annual percentage rate

2. Origination date	10. FICO score

3. Original amount financed	11. Loss forecasting score

4. Original term to maturity	12. Origination date (month and year) - Schedule AL

5. Model type (new/used)	13. Model year – Schedule AL

6. Original monthly P&I payment	14. Co-obligor indicator (true/false) – Schedule AL

7. Original annual percentage rate	15. FICO score – Schedule AL

8. Current monthly P&I payment	16. Payment to income ratio – Schedule AL

We compared Characteristics 1. through 7. and 12. through 14. to the corresponding information set forth on or derived from an Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5., 8 through 11., 15. and 16. to the corresponding information set forth on queries (collectively, the “Funding System Query”), provided to us by the Company on October 22, 2020 and November 5, 2020, from the Company’s funding system (the “Funding System”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;”

•

with respect to Characteristic 5., for those Sample Receivables in which the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract” or Title Certificate. Further, a model type of (i) “refinance,” as set forth on the Contract, Purchase Contract or Title Certificate is deemed to be “in agreement” with “used,” as set forth on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable, and (ii) “demo,” as set forth on the Contract, Purchase Contract or Title Certificate, is deemed to be “in agreement” with “new,” as set forth on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable;

•

with respect to Characteristic 5., a model type of (i) “NEW” set forth on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable, is deemed to be “in agreement” with a model type of “1” set forth on the Funding System Query and (ii) “USED” set forth on Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable, is deemed to be “in agreement” with a model type of “2” set forth on the Funding System Query;

•	with respect to Characteristic 6., differences of $1.00 or less are deemed to be “in agreement;”

•

with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable. Further, differences of 0.12% or less is deemed to be “in agreement;”

•

with respect to Characteristic 8., for the Sample Receivable indicated in Appendix A, we observed a difference with respect to the current monthly P&I payment set forth on the Initial Statistical Receivable File when compared to the current monthly P&I payment set forth on the Funding System Query. For such Sample Receivable, we were instructed to perform an additional procedure and compare the current monthly P&I payment set forth on the Initial Statistical Receivable File to the current monthly P&I payment set forth on a screen shot from the Funding System (the “Funding System Screen Shot”). Further, differences of $1.00 or less are deemed to be “in agreement;”

•

with respect to Characteristic 9., for purposes of our comparison, we multiplied the current annual percentage rate (as set forth on the Funding System Query) by 100 and rounded the result to the nearest one hundredth decimal. Further, differences of 0.12% or less is deemed to be “in agreement;”

•

with respect to Characteristics 10. and 15., a FICO score of “NULL” as indicated on the Funding System Query is deemed to be “in agreement” with a “blank” or “0” FICO score as indicated on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable;

•

with respect to Characteristic 11., a loss forecasting score of “NULL” as indicated on the Funding System Query is deemed to be “in agreement” with a “blank” loss forecasting score as indicated on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable; and

•	with respect to Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•

a Credit Application or an Application for Financing (collectively, the “Application”) for those Sample Receivables not (i) acquired from HSBC or Triad or (ii) originated or refinanced on a specified platform, each as indicated by representatives of the Company;

•

a Credit Bureau Report, for those Sample Receivables originated by the Company or Chrysler Capital, with the exception of originated receivables on a specified platform, as indicated by representatives of the Company;

•	a Truth-in-Lending Disclosure Statement; and

•

the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables not (i) acquired from HSBC or Triad, (ii) originated or refinanced on a specified platform or (iii) having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Receivable File or Subsequent Statistical Receivable File, as applicable, were found to be in agreement with the above mentioned Receivable Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Initial Statistical Receivable File or Subsequent Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 6, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2020.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 8. for the following Sample Receivable:

24423680

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in vehicle identification number.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Initial Statistical Receivable File	Characteristic set forth on the Contract
1	24423655	Vehicle identification number	[REDACTED]	[REDACTED]

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Initial Statistical Receivable File	Characteristic set forth on the Title Certificate
1	24399784	Vehicle identification number	[REDACTED]	[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.